Exhibit (10)(i)(1.8)

AMENDMENT NO. 8 TO THE

CREDIT AGREEMENT

Dated as of April 18, 2002

AMENDMENT NO. 8 TO THE CREDIT AGREEMENT among BROADWING INC. (f/k/a Cincinnati Bell Inc.), an Ohio corporation (“Broadwing”), and BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC Communications Services, Inc.), a Delaware corporation (“Broadwing Communications Services”, and together with Broadwing, each a “Borrower” and collectively the “Borrowers”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement (as defined below) (the “Lenders”), BANK OF AMERICA, N.A., as syndication agent, CITICORP USA, INC., as administrative agent (the “Administrative Agent”), and the other agents party to the Credit Agreement.

PRELIMINARY STATEMENTS:

(1)           Each Borrower, the Lenders and the Administrative Agent have entered into an Amendment and Restatement of the Credit Agreement dated as of January 12, 2000, and amendments thereto dated as of May 17, 2000, November 3, 2000, June 12, 2001, June 27, 2001, December 13, 2001, March 1, 2002 and March 15, 2002 (such Amendment and Restatement of the Credit Agreement, as so amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrowers have requested and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.   Amendment to the Credit Agreement.  Effective as of the Amendment No. 8 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2, Section 5.01(j)(I)(2) of the Credit Agreement is amended by deleting the words “within 10 days thereafter” in the first line thereof and substituting therefor the words “by May 2, 2002”.

SECTION 2.   Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received counterparts of (i) this Amendment executed by the undersigned, the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (ii) the Consent attached hereto executed by each of the Subsidiary Guarantors, except that Section 1 shall not become effective until the date (the “Amendment No. 8 Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)           The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 8 Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 8 Effective Date, in which case as of such specific date); and

(b)           After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default or Event of Default.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 3.   Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 4.   Costs, Expenses.  Each of the Borrowers hereby severally agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 5.   Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BROADWING INC. (f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

Agreed as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent and as Lender

By
Title:

BANK OF AMERICA, N.A.,
as Syndication Agent and as Lender

By
Title:

Lenders:

Institution

By
Title:

CONSENT

Each of the undersigned, as (i) Grantor under the Non-Shared Collateral Security Agreement dated as of November 9, 1999 and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Non-Shared Collateral Security Agreement”) in favor of the Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment No. 8, and/or (ii) Grantor under the Shared Collateral Security Agreement and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Shared Collateral Security Agreement”, and together with the Non-Shared Collateral Security Agreement, the “Security Agreements”) in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the IXCS Subsidiary Guaranty dated as of November 9, 1999 (the “IXCS Subsidiary Guaranty”), in favor of the Secured Parties referred to therein, and/or (iv) Guarantor under the CBI Subsidiary Guaranty dated as of November 9, 1999 (the “CBI Subsidiary Guaranty”, and together with the IXCS Subsidiary Guaranty, the “Guarantees”) in favor of the Secured Parties referred to therein, hereby consents to the foregoing Amendment No. 8 and hereby confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 8, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

BROADWING INC.
(f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

BROADWING COMMUNICATIONS INC. (f/k/a IXC COMMUNICATIONS, INC.)

By
Title:

CINCINNATI BELL DIRECTORY INC.

By
Title:

BROADWING IT CONSULTING INC.

By
Title:

ZOOMTOWN.COM INC.

By
Title:

CINCINNATI BELL WIRELESS COMPANY

By
Title:

BROADWING HOLDINGS INC.

By
Title:

CINCINNATI BELL ANY DISTANCE INC.

By
Title:

CINCINNATI BELL PUBLIC
COMMUNICATIONS INC.

By
Title:

BROADWING TELECOMMUNICATIONS INC. (f/k/a ECLIPSE TELECOMMUNICATIONS, INC.)
IXC BUSINESS SERVICES, LLC
BROADWING COMMUNICATIONS SERVICES OF VIRGINIA, INC.
IXC INTERNET SERVICES, INC.
BROADWING LOCAL SERVICES INC.

By
Title: